                               FOURTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 5th day of December, 1997, by and among

            Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"), Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia"), Page Packaging Corporation, a corporation organized under the laws of the State of California ("Page"), and Box USA of Florida, L.P., a limited partnership organized under the laws of the State of Georgia (the "Florida Partnership") jointly and severally (FMC, Box, Paper, Georgia, Page and the Florida Partnership, are sometimes herein collectively referred to as the "Borrowers;" and individually, as a "Borrower");

            NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and

            NATIONSBANK, N.A., a national banking association (the "Agent").

                                    RECITALS

      A. The Agent, the Lenders and the Borrowers are parties to the Financing and Security Agreement dated as of May 30, 1996 (as amended by First Amendment to Financing and Security Agreement dated February 28, 1997 (the "First Amendment"), Second Amendment to Financing and Security Agreement dated March 27, 1997, Third Amendment to Financing and Security Agreement dated July 31, 1997 and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). Under the terms of the First Amendment, the Florida Partnership was added as a Borrower.

      B. The Agent, the Lenders and the Borrowers wish to enter into this Agreement to amend certain provisions of the Financing Agreement.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree that the Financing Agreement is hereby amended as follows:

      1. The Borrowers, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. Section 1.1 of the Financing Agreement is hereby amended by adding the following new definitions:

            "Current Ratio" means as to the Borrowers for any period of determination thereof, the ratio of the Borrowers' (i) current assets (as that term is defined in accordance with GAAP consistently applied to the Borrowers) to (ii) the sum of (A) current liabilities (as that term is defined in accordance with GAAP consistently applied to the Borrowers) plus (B), to the extent not otherwise included in current liabilities, amounts due on the Revolving Loan.

            "Debt Service" means as to the Borrowers for any period of determination an amount equal to the total of the aggregate amount of all payments of principal and interest with respect to Funded Debt of each Borrower scheduled to be due and payable during such period.

            "Debt Service Coverage Ratio" means as to the Borrowers for the period of any determination the ratio of (a) EBITDA to (b) Debt Service.

            "EBIT" means as to the Borrowers for any period of determination thereof, the sum of (a) the net profit (or loss), plus (b) interest expense and income tax provisions for such period.

            "Fixed Charges" means for any period of determination, the scheduled or required payments (including, without limitation, principal and interest) on all Funded Debt of each Borrower (excluding, without duplication, loans by a Borrower to one or more of the Borrowers, but including, by way of example and not limitation, payments on Capital Leases), plus dividends paid by each Borrower (excluding, without duplication, dividends by a Borrower to one or more of the Borrowers), plus income taxes paid by each Borrower (except to the limited extent such income taxes arise from the sales of Fixed or Capital Assets and are covered by cash proceeds from such sales), plus all payments (other than that portion of payments for paper purchased which does include any quarterly or other adjustments for purchase price required under the Output Purchase Agreement), disbursements and advances (after giving effect to credits which reduce the amounts paid, disbursed or advanced) to the Joint Venture.

            "Fixed Charge Coverage Ratio" means for the period of any determination thereof the ratio of (a) EBITDA minus Capital Expenditures which are not financed and which are not funded from the net proceeds of the Borrowers' sales of Fixed or Capital Assets (after deducting from the amount of the proceeds, the amount of income taxes arising from such sales of Fixed or Capital Assets) or are not funded from insurance proceeds, to
      (b) Fixed Charges.

            "Funded Debt" means at any date, the aggregate for all the Borrowers of that portion of Indebtedness for Borrowed Money for each of the Borrowers consisting of (a) indebtedness for borrowed money or for the deferred purchase price of property or services, (b) Lease Obligations with respect to Capital Leases, and (c) third party obligations which are of the type described in clause (a) or (b) and which are being guarantied or indemnified against by a Borrower or which are secured by the property of a Borrower, excluding, however from each of the foregoing clauses loans by a Borrower to one or more of the Borrowers.

            "Success Fee" means for the period of determination an amount equal to three and one-half percent (3.5%) multiplied by any positive difference between (A) the Borrowers' EBIT minus (B) $35,000,000, all as shown on the annual financial statements for such annual period, furnished to the Agent in accordance with Section 6.1.1 (Financial Statements); or in the event that the Borrowers fail to deliver such financial statements to the Agent as and when required, the Agent shall estimate, in its good faith discretion, the amount of the Success Fee for such period, subject to appropriate adjustment when such financial statements are received.

      3. The first paragraph of Section 2.1.1 of the Financing Agreement is hereby amended in its entirety to read as follows:

            Subject to and upon the provisions of this Agreement, (a) the Lenders collectively establish a revolving credit facility in favor of the Borrowers, and (b) each Lender, severally, agrees to lend to the Borrowers its Pro Rata Share of the Revolving Loan, up to the Lender's Revolving Credit Committed Amount. The aggregate of all Revolving Credit Committed Amounts is $65,000,000 (the "Total Revolving Credit Committed Amount"). The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan".

      4. The first paragraph of Section 2.1.3 of the Financing Agreement is hereby amended in its entirety to read as follows:

            As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Receivables, plus (b) the lesser of sixty percent (60%) of the amount of Eligible Inventory or $32,500,000.

      5. Section 2.1.10 of the Financing Agreement is hereby amended in its entirety to read as follows:

            2.1.10 Revolving Credit Unused Line Fee. The Borrowers shall pay to the Agent for the ratable benefit of the Lenders a monthly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to one-half of one percent (0.5%) per annum of the average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount in effect from time to time accruing during each calendar quarter; provided however, in the event the Borrowers' annual financial statements furnished in accordance with Section 6.1.1(a) for the year ended December 31, 1998 show the Borrowers to be in compliance with all of the provisions of Section 6.1.14 as of that date, commencing with the fiscal period beginning January 1, 1999, the Revolving Credit Unused Line Fee shall be an amount equal to three-eighths of one percent (0.375%) per annum of the average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount in effect from time to time. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrowers to the Agent on the first day of the next calendar quarter, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.

      6. The first paragraph of Section 2.1.11 of the Financing Agreement is hereby amended in its entirety to read as follows:

            In the event of the termination by, or on behalf of, the Borrowers, of the Revolving Credit Commitment, the Borrowers shall pay a fee (the "Early Termination Fee") equal to following amount at the following times:

                 ------------------------------------------------------
                       Period Ending          Early Termination Fee
                       -------------          ---------------------
                 ------------------------------------------------------
                  On or before                  2.75% of the Total
                  December 31, 1998             Revolving Credit
                                                Committed Amount
                 ------------------------------------------------------
                  After December 31, 1998       0.5% of the Total
                                                Revolving Credit
                                                Committed Amount
                 ------------------------------------------------------

      7. Section 2.1.12(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

            (b) The Borrowers shall not at any time permit the aggregate outstanding principal amount of the Revolving Loan to exceed an amount equal to (i) Borrowing Base minus (ii) (A) from December 5, 1997, through and including December 31, 1998, One Million Dollars, and (B) January 1, 1999, and thereafter, Five Million Dollars ($5,000,000).

      8. The following is added as new Section 2.2.8:

            Section 2.2.8 Success Fee. The Borrowers agree to pay the Lenders, as part of the Fees and the Obligations, a Success Fee for the Borrowers' 1998 and 1999 fiscal years; provided that the aggregate Success Fee for both years shall not exceed $750,000. The Success Fee shall be payable on the date the Borrowers furnish to the Agent the annual financial statements referred to in Section 6.1.1 (Financial Statements) or in the event that the Borrowers fail to furnish such financial statements to the Agent as and when required, ON DEMAND thereafter by the Agent. In the event, however, the Borrowers repay the Obligations in full, terminate the Commitments, and pay the Early Termination Fee (x) in 1998, no Success Fee shall be due, or (y) in 1999, the Success Fee shall be due only based on fiscal year 1998.

      9. Section 2.3.1(c) of the Financing Agreement is hereby amended in its entirety to read as follows:

            (c) The Applicable Margin for (i) LIBOR Loans shall be 300 basis points per annum, and (ii) Base Rate Loans shall be 100 basis points per annum; provided, however, the Applicable Margin shall be subject to change, as set forth in the following table, based on the Borrowers' ratio of Funded Debt EBITDA as shown on the Borrowers' quarterly financial statements furnished in accordance with Section 6.1.1(c), which change shall be effective commencing as of the first day of the first month after those financial statements are so furnished and shall continue thereafter until another change is required by this subsection (c), provided, however, that (i) no decrease in the Applicable Margin shall be made if there shall exist a Default or an Event of Default and (ii) the Applicable Margin for the Post-Default Rate shall be 100 basis points:

      --------------------------------------------------------------------------
                Ratio of                    Base Rate                LIBOR
             Funded Debt to             Applicable Margin      Applicable Margin
                 EBITDA                  (basis points)         (basis points)
      --------------------------------------------------------------------------
         Greater than 4.0 to 1.0              100                    300
      --------------------------------------------------------------------------
         Equal to or less than                 75                    275
         4.0 to 1.0 but greater
         than or equal to 3.5 to
         1.0
      --------------------------------------------------------------------------
         Less than 3.5 to 1.0                  50                    250
      --------------------------------------------------------------------------

      10. Section 6.1.14 of the Financing Agreement is hereby amended in its entirety as follows:

                        (a) Net Worth. The Borrowers will at all times (tested as of the end of each fiscal month) maintain a Net Worth of not less than
      (i) commencing December 31, 1997 through and including December 30, 1998, $2,400,000, and (ii) commencing December 31, 1998 and thereafter, the greater of (A) $2,400,000 or (B) $2,400,000 plus an amount equal to 100% of the Borrowers' aggregate net income and losses for each month commencing January 1, 1998:

                        (b) Interest Coverage Ratio. The Borrowers will maintain (tested as of the last day of each fiscal quarter in each fiscal year, commencing December 31, 1997, for the three (3), six (6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date) an Interest Coverage Ratio of not less than the following:

               ---------------------------------------------------
                Period Ending                      Ratio
               ---------------------------------------------------
               December 31, 1997               0.90 to 1.0
               ---------------------------------------------------
               March 31, 1998                  1.60 to 1.0
               ---------------------------------------------------
               June 30, 1998                   1.70 to 1.0
               ---------------------------------------------------
               September 30, 1998              1.60 to 1.0
               ---------------------------------------------------
               December 31, 1998               1.50 to 1.0
               ---------------------------------------------------
               March 31, 1999                  1.60 to 1.0
               ---------------------------------------------------
               June 30, 1999                   1.70 to 1.0
               ---------------------------------------------------
               September 30, 1999              1.60 to 1.0
               ---------------------------------------------------
               December 31, 1999               1.50 to 1.0
               ---------------------------------------------------
               March 31, 2000                  1.60 to 1.0
               ---------------------------------------------------
               June 30, 2000                   1.70 to 1.0
               ---------------------------------------------------
               September 30, 2000              1.80 to 1.0
               ---------------------------------------------------
               December 31, 2000               2.00 to 1.0
               ---------------------------------------------------
               March 31, 2001                  1.60 to 1.0
               ---------------------------------------------------

                        (c) Fixed Charge Coverage Ratio. The Borrowers will maintain (tested as of the last day of each fiscal quarter in each fiscal year, commencing March 31, 1998, for the three (3), six (6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date) a Fixed Charge Coverage Ratio of not less 1.0 to 1.0.

                        (d) Funded Debt to EBITDA Ratio. The Borrowers will maintain (tested as of the last day of each fiscal quarter in each fiscal year, commencing December 31, 1997, for the four (4) quarter period ending on the test date) a ratio of Funded Debt to EBITDA of not more than the following

               ---------------------------------------------------
                Period Ending                      Ratio
               ---------------------------------------------------
               December 31, 1997              10.00 to 1.0
               ---------------------------------------------------
               March 31, 1998                 10.00 to 1.0
               ---------------------------------------------------
               June 30, 1998                  10.00 to 1.0
               ---------------------------------------------------
               September 30, 1998              5.50 to 1.0
               ---------------------------------------------------
               December 31, 1998               5.50 to 1.0
               ---------------------------------------------------
               March 31, 1999                  5.50 to 1.0
               ---------------------------------------------------
               June 30, 1999                   5.50 to 1.0
               ---------------------------------------------------
               September 30, 1999              5.50 to 1.0
               ---------------------------------------------------
               December 31, 1999               5.00 to 1.0
               ---------------------------------------------------
               March 31, 2000                  5.00 to 1.0
               ---------------------------------------------------
               June 30, 2000                   5.00 to 1.0
               ---------------------------------------------------
               September 30, 2000              5.00 to 1.0
               ---------------------------------------------------
               December 31, 2000               4.50 to 1.0
               ---------------------------------------------------
               March 31, 2001                  4.50 to 1.0
               ---------------------------------------------------

                        (e) Debt Service Coverage Ratio. The Borrowers will maintain (tested as of the last day of each fiscal quarter in each fiscal year, commencing December 31, 1997, (i) for the three (3) month period ending December 31, 1997, and (ii) thereafter, for the three (3), six (6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date) a Debt Service Coverage Ratio of not less than 1.0 to
      1.0 for the period ending December 31, 1997, and of not less than 1.15 thereafter.

                        (f) Current Ratio. The Borrowers will maintain at all times (tested as of the last day of each fiscal quarter in each fiscal year, commencing December 31, 1997) a Current Ratio of not less than 1.0 to 1.0.

      11. The Lenders waive any default under Section 6.1.14 which may have existed any time prior to the date of this Agreement. This waiver, however, is not intended to, and shall not, waive any defaults arising out of non-compliance by the Borrower with the Financing

      Agreement, Financing Documents or other Obligations, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof.

      12. Section 6.2.7 of the Financing Agreement is hereby amended in its entirety as follows:

                  6.2.7 Operating Lease Obligations. The Borrowers will not incur or permit to exist any Lease Obligations except Capital Leases expressly permitted by this Agreement, if the aggregate amount of all such Lease Obligations of the Borrowers (taken as a whole) would at any time exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) during any fiscal year of the Borrowers.

      13. Section 6.2.8 of the Financing Agreement is hereby amended in its entirety as follows:

                  6.2.8 Capital Expenditures. The Borrowers will not directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make any Capital Expenditures in the aggregate for the Borrowers (taken as a whole) exceeding (a) for fiscal year 1998, Two Million Dollars ($2,000,000) plus the amount of Capital Expenditures which are financed from the net proceeds of the Borrowers' sales of Fixed or Capital Assets (after deducting from the amount of the proceeds, the amount of income taxes arising from such sales of Fixed or Capital
      Assets) or which are funded from insurance proceeds, and (b) for each fiscal year thereafter, Twenty-Million Dollars ($20,000,000) plus the amount of Capital Expenditures which are financed from the net proceeds of the Borrowers' sales of Fixed or Capital Assets (after deducting from the amount of the proceeds, the amount of income taxes arising from such sales of Fixed or Capital Assets) or which are funded from insurance proceeds.

      14. In consideration and as a condition of the execution of this Agreement by the Lenders, at the time this Agreement is executed and delivered by the parties the Borrowers shall pay to the Lenders an amendment fee in the amount of $250,000, which fee shall be fully earned when due and non-refundable when paid.

      15. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choice of law.

      16. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

      17. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Agent and the Lenders may rely on a telecopy of any signature of any Borrower. The

Agent and the Lenders agree that the Borrowers may rely on a telecopy of this Agreement executed by the Agent and the Lenders, respectively.

      IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                     FOUR M CORPORATION



/s/ Harvey L. Friedman                 By: /s/ Chris Mehiel               (Seal)
---------------------------                -------------------------------
Harvey L. Friedman                         Chris Mehiel
Secretary                                  Chief Financial Officer


WITNESS OR ATTEST:                     BOX USA GROUP, INC.



/s/ Harvey L. Friedman                 By: /s/ Chris Mehiel               (Seal)
---------------------------                -------------------------------
Harvey L. Friedman                         Chris Mehiel
Secretary                                  Chief Financial Officer

WITNESS OR ATTEST:                     FOUR M PAPER CORPORATION



/s/ Harvey L. Friedman                 By: /s/ Chris Mehiel               (Seal)
---------------------------                -------------------------------
Harvey L. Friedman                         Chris Mehiel
Secretary                                  Chief Financial Officer


WITNESS OR ATTEST:                     FOUR M MANUFACTURING GROUP
                                       OF GEORGIA, INC.



/s/ Harvey L. Friedman                 By: /s/ Chris Mehiel               (Seal)
---------------------------                -------------------------------
Harvey L. Friedman                         Chris Mehiel
Secretary                                  Chief Financial Officer


WITNESS OR ATTEST:                     PAGE PACKAGING CORPORATION



/s/ Harvey L. Friedman                 By: /s/ Chris Mehiel               (Seal)
---------------------------                -------------------------------
Harvey L. Friedman                         Chris Mehiel
Secretary                                  Chief Financial Officer


WITNESS OR ATTEST:                     BOX USA OF FLORIDA, L.P.
                                       BY: FOUR M MANUFACTURING
                                       GROUP OF GEORGIA, INC., General
                                       Partner



/s/ Harvey L. Friedman                 By: /s/ Chris Mehiel               (Seal)
---------------------------                -------------------------------
Harvey L. Friedman                         Chris Mehiel
Secretary                                  Chief Financial Officer


WITNESS:                               NATIONSBANK, N.A.,
                                       in its capacity as Agent



/s/ Mary J. Kleinsmith                 By: /s/ Vickie L. Tillman          (Seal)
---------------------------                -------------------------------
                                           Vickie L. Tillman
                                           Vice President

WITNESS:                               NATIONSBANK, N.A.,
                                       in its capacity as a Lender



/s/ Mary J. Kleinsmith                 By: /s/ Vickie L. Tillman          (Seal)
---------------------------                -------------------------------
                                           Vickie L. Tillman
                                           Vice President


WITNESS:                               IBJ SCHRODER BUSINESS CREDIT
                                       CORPORATION



                                       By: /s/ Robert Wallace             (Seal)
---------------------------                -------------------------------
                                           Name:  Robert Wallace
                                           Title: Vice President


WITNESS:                               SANWA BUSINESS CREDIT
                                       CORPORATION



/s/ Donald A. Mastrau                  By: /s/ Lawrence J. Placek         (Seal)
---------------------------                -------------------------------
                                           Name:  Lawrence J. Placek
                                           Title: Vice Pres


WITNESS:                               BNY FINANCIAL CORPORATION



/s/ Robert Nuytkens                    By: /s/ Frank Imperato             (Seal)
---------------------------                -------------------------------
                                           Name:  Frank Imperato
                                           Title: VP


WITNESS:                               FLEET CAPITAL CORPORATION



                                       By: /s/ Robert M. Dailey          (Seal)
                                           -------------------------------
                                           Name:  Robert M. Dailey
                                           Title: VP


Kim B. Bushey
---------------------------